Exhibit 10.1

Execution Version

FIRST AMENDMENT

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of February 28, 2023

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of February 28, 2023 by and among SUNSTONE HOTEL PARTNERSHIP, LLC, a limited liability company formed under the laws of the State of Delaware (the “Borrower”), SUNSTONE HOTEL INVESTORS, INC., a corporation formed under the laws of the State of Maryland (the “Parent”), each of the entities set forth on Annex I hereto (together with Parent, collectively the “Guarantors”, and the Guarantors, together with the Borrower, collectively the “Loan Parties”), each of the Lenders party hereto (collectively, “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), under that certain Second Amended and Restated Credit Agreement dated as of July 25, 2022, by and among the Borrower, the Parent, the Lenders, the Administrative Agent and the other parties thereto (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Amended Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Loan Parties, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Loan Parties, the Lenders party hereto and the Administrative Agent hereby agree as follows:

1. Amendments to the Credit Agreement. Effective as of February 28, 2023 (the “First Amendment Date”) but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that Section 10.10 to the Credit Agreement is hereby amended by deleting the text thereof and substituting in lieu thereof the following:

Section 10.10. Derivatives Contracts. The Parent and the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, enter into or become obligated in respect of Derivatives Contracts other than (i) Derivatives Contracts entered into by the Parent, the Borrower, any such Loan Party or any such Subsidiary in the ordinary course of business and which establish an effective hedge in respect of liabilities, commitments or assets held or reasonably anticipated by the Parent, the Borrower, such other Loan Party or such other Subsidiary and (ii) any agreement, commitment or arrangement for the sale of Equity Interests issued by the Parent at a future date that could be discharged solely by (x) delivery of the Parent’s Equity Interests (other than Mandatorily Redeemable Stock), or, (y) solely at Parent’s option made at any time, payment of the net cash value of such Equity Interests at the time, irrespective of the form or duration of such agreement, commitment or arrangement.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the satisfaction or waiver of the following conditions precedent:

(a) Execution of Amendment and Loan Documents. Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Loan Parties, the Lenders and the Administrative Agent.

(b) Fees. Receipt by the Administrative Agent and the Lenders of all fees and expenses, if any, then owing by the Borrower to the Lenders, the Administrative Agent and the Lead Arrangers.

3. Representations and Warranties of the Loan Parties. The Loan Parties hereby represent and warrant as follows:

(a) The Parent, the Borrower and each other Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment in connection herewith in accordance with its respective terms and to consummate the transactions contemplated hereby. This Amendment has been duly executed and delivered by the duly authorized officers of the Parent, the Borrower and each other Loan Party and each is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b) The execution, delivery and performance of this Amendment in accordance with its respective terms do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Parent, the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party, or any material indenture, material agreement or other material instrument to which the Parent, the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the other Lender Parties.

(c) As of the date hereof and after giving effect to the terms of this Amendment, no Default or Event of Default has occurred and is continuing.

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(d) The representations and warranties made by the Borrower in the Amended Credit Agreement or any other Loan Document or which are contained in any certificate furnished in connection therewith are true and correct in all material respects (or in the case of a representation or warranty qualified by materiality, true and correct in all respects) on and as of the date hereof as if made on and as of such date (except for those which expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date).

4. Reaffirmation. (i) Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent, the Lenders, the Issuing Bank and the Specified Derivatives Providers under the Guaranty and agrees that the transactions contemplated by this Amendment, including the effectiveness of the Amended Credit Agreement, shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder; and (ii) each of the Borrower and each Guarantor hereby reaffirms its acceptance of the non-exclusive jurisdiction of the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York and any appellate court from any thereof, as provided in Section 13.4(b) of the Credit Agreement.

5. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement (including any reference to “this Agreement,” “hereunder,” “herein” or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Amended Credit Agreement.

(b) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Notes, any of the other Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith or herewith.

(d) This Amendment is a “Loan Document” under (and as defined in) the Amended Credit Agreement.

(e) Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only from the date as of which this Amendment is dated.

6. Expenses. The Loan Parties jointly and severally agree to pay or reimburse the Administrative Agent and the Lead Arrangers for all their reasonable out-of-pocket costs and expenses incurred in connection with the preparation, due diligence, negotiation, printing and execution of, this Amendment, and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby and thereby, together with the reasonable fees and disbursements of one outside counsel to the Administrative Agent and the Lead Arrangers.

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7. Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

8. Headings. Section and subsection headings herein are intended for convenience only and shall be ignored in construing this Amendment.

9. Release. In consideration of the amendments and agreements contained herein, each Loan Party hereby waives and releases the Administrative Agent, each Lender, the Swingline Lender and the Issuing Bank from any and all claims and defenses, whether known or unknown, with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated thereby to the extent any such claims and defenses have arisen on or prior to the date hereof.

10. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, e-mailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed original counterpart of this Amendment.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to Second Amended and Restated Credit Agreement to be duly executed and delivered as of the date first above written.

SUNSTONE HOTEL PARTNERSHIP, LLC,
a Delaware limited liability company

By:	/s/ Aaron Reyes
Name:	Aaron Reyes
Title:	Chief Financial Officer

SUNSTONE HOTEL INVESTORS, INC.,
a Maryland corporation

By:	/s/ Aaron Reyes
Name:	Aaron Reyes
Title:	Chief Financial Officer

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GUARANTORS:		SUNSTONE ST. CHARLES, LLC
WB SUNSTONE-PORTLAND, LLC
SUNSTONE OCEAN, LLC
SUNSTONE K9, LLC
SUNSTONE EC5, LLC
SUNSTONE HAWAII 3-0, LLC
SUNSTONE HOLDCO 4, LLC
SUNSTONE HOLDCO 5, LLC
SUNSTONE HOLDCO 6, LLC
SUNSTONE HOLDCO 8, LLC
SUNSTONE HOLDCO 10, LLC
BOSTON 1927 OWNER, LLC
SUNSTONE WHARF, LLC
KEY WEST 2016, LLC
SUNSTONE SEA HARBOR, LLC
SUNSTONE SEA HARBOR HOLDCO, LLC
SWW NO. 1, LLC
OAKS & OLIVES, LLC
CALISTOGA VINES, LLC
GOLDEN PALMS, LLC

	By:	/s/ Aaron Reyes
Name: Aaron Reyes
Title: Chief Financial Officer

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LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
individually in its capacities as Administrative Agent, as Swingline Lender, as an Issuing Bank and as a Lender

	By:	/s/ Christian Roeder
	Name:	Christian Roeder
	Title:	Vice President

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BANK OF AMERICA, N.A., as an Issuing Bank and a Lender

By:	/s/ Suzanne Pickett
Name:	Suzanne Pickett
Title:	Senior Vice President

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JPMORGAN CHASE BANK, N.A., as an Issuing Bank and a Lender

By:	/s/ Cody A. Canafax
Name:	Cody A. Canafax
Title:	Vice President

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ David C. Drouillard
Name:	David C. Drouillard
Title:	SVP

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael Diemer
Name:	Michael Diemer
Title:	Senior Vice President

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THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Artis A. Arnold III
Name:	Artis A. Arnold III
Title:	Managing Director

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TRUIST BANK, as a Lender

By:	/s/ C. Vincent Hughes, Jr.
Name:	C. Vincent Hughes, Jr.
Title:	Director

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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Chelsea McCune
Name:	Chelsea McCune
Title:	Director, Corporate Banking - U.S. Real Estate, Gaming & Leisure

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REGIONS BANK, as a Lender

By:	/s/ Steve Hall
Name:	Steve Hall
Title:	Senior Vice President

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BANK OF HAWAII, as a Lender

By:	/s/ Agatha Viernes
Name:	Agatha Viernes
Title:	Senior Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

ANNEX I

GUARANTORS

1.	SUNSTONE ST. CHARLES, LLC

2.	WB SUNSTONE-PORTLAND, LLC

3.	SUNSTONE OCEAN, LLC

4.	SUNSTONE K9, LLC

5.	SUNSTONE EC5, LLC

6.	SUNSTONE HAWAII 3-0, LLC

7.	SUNSTONE HOLDCO 4, LLC

8.	SUNSTONE HOLDCO 5, LLC

9.	SUNSTONE HOLDCO 6, LLC

10.	SUNSTONE HOLDCO 8, LLC

11.	SUNSTONE HOLDCO 10, LLC

12.	BOSTON 1927 OWNER, LLC

13.	SUNSTONE WHARF, LLC

14.	KEY WEST 2016, LLC

15.	SUNSTONE SEA HARBOR, LLC

16.	SUNSTONE SEA HARBOR HOLDCO, LLC

17.	SWW NO. 1, LLC

18.	OAKS & OLIVES, LLC

19.	CALISTOGA VINES, LLC

20.	GOLDEN PALMS, LLC